FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 29, 2007 (the “Amendment”) is entered into among STANDARD PARKING CORPORATION (the “Company”), certain Subsidiaries of the Company listed on the signature pages hereto (the “Guarantors”, and together with the Company, each, a “Loan Party”, and collectively, the “Loan Parties”) the Lenders party hereto, BANK OF AMERICA, N.A., as Paying Agent and as Co-Administrative Agent, LASALLE BANK, NATIONAL ASSOCIATION, as Co-Administrative Agent and WELLS FARGO BANK, N.A., as Syndication Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Lenders, the Paying Agent, the Co-Administrative Agents and the Syndication Agent entered into that certain Amended and Restated Credit Agreement dated as of June 29, 2006 (the “Credit Agreement”); and

WHEREAS, the Company has requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments.

(a)           The definition of Capital Expenditures in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

Capital Expenditures means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of the Company, including expenditures in respect of Capital Leases, but excluding (a) expenditures made in connection with the replacement, substitution or restoration of assets to the extent financed (i) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored or (ii) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced and (b) Permitted Acquisitions.

(b)           The definition of Unfinanced Capital Expenditures in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

Unfinanced Capital Expenditures means Capital Expenditures which are incurred and not financed with Funded Debt (other than Obligations).

(c)          Clauses (C), (G), (H), (I) and (J) in Section 11.4 of the Credit Agreement are each hereby amended to read as follows:

(C)           the aggregate consideration to be paid by the Loan Parties (including any Debt assumed or issued in connection therewith, the amount thereof to be calculated in accordance with GAAP) in connection with such Acquisition (or any series of related Acquisitions) shall not exceed $10,000,000, and all such Acquisitions in any Fiscal Year shall not exceed $25,000,000;

(G)          with respect to any Acquisition in which the aggregate consideration paid by the Loan Parties exceeds $5,000,000, within 10 Business Days of such Acquisition, the Paying Agent shall have received complete executed or conformed copies of each material document, instrument and agreement to be executed in connection with such Acquisition together with all lien search reports and lien release letters and other documents as the Paying Agent may require to evidence the termination of Liens on the assets or business to be acquired, provided that the Lien termination may occur simultaneously with the closing of such Acquisition;

(H)          with respect to any Acquisition in which the aggregate consideration paid by the Loan Parties exceeds $5,000,000, not less than ten Business Days prior to such Acquisition, the Paying Agent shall have received an acquisition summary with respect to the Person and/or business or division to be acquired, such summary to include a reasonably detailed description thereof (including financial information) and operating results (including financial statements for the most recent 12 month period for which they are available and as otherwise available), the material terms and conditions, including economic terms, of the proposed Acquisition, and the Company’s calculation of pro forma EBITDA relating thereto;

(I)          with respect to any Acquisition in which the aggregate consideration paid by the Loan Parties exceeds $5,000,000, the Paying Agent and Required Lenders shall have approved (such approval not to be unreasonably withheld) the Company’s computation of pro forma EBITDA after giving effect to such Acquisition; and

(J)          with respect to any Acquisition in which the aggregate consideration paid by the Loan Parties exceeds $5,000,000, consents have been obtained in favor of the Collateral Agent and the Lenders to the collateral assignment of rights and indemnities under the related acquisition documents and opinions of counsel for the Loan Parties and (if delivered to the Loan Party) the selling party in favor of the Collateral Agent and the Lenders have been delivered;

2.           Conditions Precedent.  This Amendment shall be effective immediately upon satisfaction of the following conditions precedent:

(a)             Receipt by the Paying Agent of counterparts of this Amendment duly executed by the Loan Parties, the Administrative Agent and the Required Lenders.

(b)             Receipt by the Paying Agent for the account of each Lender that executes this Amendment a fee of 0.025% on the aggregate amount of each such Lender’s Commitment.

3.           Miscellaneous.

(a)           The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)            Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Guaranty and Collateral Agreement or the other Loan Documents.

(c)           The Loan Parties hereby represents and warrants as follows:

(i)           Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)           This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)                      No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

(d)          Each Loan Party represents and warrants to the Lenders that (i) the representations and warranties of such Loan Party set forth in Section 9 of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no Unmatured Event of Default or Event of Default shall have occurred and be continuing.

(e)           This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

STANDARD PARKING CORPORATION, a Delaware corporation

By: _________________________________
Name: _________________________________
Title: _________________________________

STANDARD AUTO PARK, INC.,
an Illinois corporation

By: _________________________________
Name: _________________________________
Title: _________________________________

STANDARD PARKING CORPORATION IL,
a Delaware corporation

By: _________________________________
Name: _________________________________
Title: _________________________________

APCOA LASALLE PARKING COMPANY, LLC,
a Louisiana limited liability company

By: _________________________________
Name: _________________________________
Title: _________________________________

APCOA BRADLEY PARKINGCOMPANY, LLC,
a Connecticut limited liability company

By: _________________________________
Name: _________________________________
Title: _________________________________

PREFERRED RESPONSE SECURITY SERVICES, INC.,
a Delaware corporation

By: _________________________________
Name: _________________________________
Title: _________________________________

VIRGINIA PARKING SERVICE, INC.,
a Delaware corporation

By: _________________________________
Name: _________________________________
Title: _________________________________

BANK OF AMERICA, N.A.,
as Paying Agent and Co-Administrative Agent

By: _________________________________
Name: _________________________________
Title: _________________________________

BANK OF AMERICA, N.A.,
as a Lender

By: _________________________________
Name: _________________________________
Title: _________________________________

WELLS FARGO BANK N.A.,
as Syndication Agent and as a Lender

By: _________________________________
Name: _________________________________
Title: _________________________________

LASALLE BANK NATIONAL ASSOCIATION,
as Co-Administrative Agent and as a Lender

By: _________________________________
Name: _________________________________
Title: _________________________________

US BANK NATIONAL ASSOCIATION,
as a Lender

By: _________________________________
Name: _________________________________
Title: _________________________________

FIFTH THIRD BANK,
a Michigan Banking Corporation,
as a Lender

By: _________________________________
Name: _________________________________
Title: _________________________________

MERILL LYNCH CAPITAL,
a division of Merrill Lynch Business
Financial Services Inc.,
as a Lender

By: _________________________________
Name: _________________________________
Title: _________________________________

FIRST HAWAIIAN BANK,
as a Lender

By: _________________________________
Name: _________________________________
Title: _________________________________